UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                                May 13, 2003
______________________________________________________________________________

                      (Date of earliest event reported)



                           Trans World Corporation
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



     Nevada                           0-25244                    13-3738518
______________________________________________________________________________
State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



545 Fifth Avenue, Suite 940, New York, New York                      10017
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                               (212) 983-3355
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
 (Former name, former address and former fiscal year, if changed since last report)

                                 Page 1 of 3
                       Exhibit Index appears on Page 2



ITEM 5.   Other Events and Required FD Disclosure.
--------------------------------------------------

     On May 13, 2003, Trans World Corporation (the "Registrant" or "TWC") held a special meeting of its stockholders. At that meeting, the stockholders of the Registrant voted to approve the proposal to amend TWC's articles of incorporation to increase the number of authorized shares of capital stock of the Registrant from 104 million to 954 million, of which 4 million will be designated as preferred stock and 950 million will be designated as common stock.

     The Registrant filed, on May 13, 2003, an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, which accepted the amendment for filing on such date. A copy of the amendment is attached hereto as Exhibit 3.0.

     On May 14, 2003, the Securities and Exchange Commission declared effective the Registrant's Form S-4 registration statement which registered up to 452,797,000 shares of common stock, up to $20 million in $1,000 principal amount Variable Rate Promissory Notes due 2010 (the "Replacement Notes") and $2.5 million of 8% Promissory Notes due 2006 (the "Interest Notes"). Those securities will be used in the Registrant's note exchange offer, discussed below.

     On May 14, 2003, the Registrant commenced its note exchange offer pursuant to which TWC is offering to the holders of its 12% Senior Secured Notes due March 17, 2005 (the "Notes") to exchange the Notes for 22,640 (or more under certain circumstances) shares of its common stock or $1,000 principal amount Replacement Notes, and, to certain tendering Noteholders who have not received certain past interest payments on the Notes, the Interest Notes. A copy of the Registrant's press release announcing the commencement of the note exchange offer is attached as Exhibit 99.1. The note exchange offer is scheduled to expire at 5:00 p.m. EDT on Wednesday, June 11, 2003, unless extended by the Registrant as provided in the prospectus.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

Exhibit Number                          Description
--------------                          -----------

    3.0             Amendment to Articles of Incorporation dated May 13, 2003.

    99.1            Press release dated May 14, 2003.








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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRANS WORLD CORPORATION



Date:  May 15, 2003           /s/  Rami S. Ramadan
                              --------------------------------
                              Rami S. Ramadan
                              Chief Executive Officer and
                              Chief Financial Officer



























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